As filed with the Securities and Exchange Commission on August 24, 2007

Securities Act File No. 33-

Investment Company Act File No.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No.

(Check appropriate box or boxes)

LORD ABBETT MANAGED PORTFOLIO SOLUTIONS TRUST

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (201) 827-2000

Christina T. Simmons, Esq.

Vice President and Assistant General Counsel

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

LORD ABBETT FRONT COVER **GRAPHIC**

Lord Abbett Managed Portfolio Solutions Trust

LAMPS Total Return Fund

SUBJECT TO COMPLETION DATED AUGUST 24, 2007

                          , 2007

PROSPECTUS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Shares of the Fund are offered for use exclusively within separately managed accounts for which Lord, Abbett & Co. LLC has been selected to provide investment advisory services.  A client agreement to open an account typically may be obtained by contacting the separately managed account program sponsor.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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The Fund

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

SIDEBARS:

We or the Fund or LAMPS Total Return Fund refers to the LAMPS Total Return Fund, a portfolio or series of the Lord Abbett Managed Portfolio Solutions Trust (“LAMPS”).

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although, as with all mutual funds, it cannot guarantee results. The Fund is available for use exclusively within separately managed accounts for which Lord, Abbett & Co. LLC has been selected to provide investment advisory services.  The Fund is used in combination with selected individual securities to attempt to more effectively model Lord Abbett’s “core plus” investment strategy by providing greater diversification for smaller separately managed accounts than they might otherwise achieve.

Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund’s investment adviser.

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a “Rating Agency”) or are unrated but determined by Lord Abbett to be of comparable quality.

High-yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”) are debt securities that are rated BB/Ba or lower by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

PRINCIPAL STRATEGY

To pursue its goal, the Fund, under normal circumstances, invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as “Yankees”); high-yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”); and securities issued by non-U.S. entities and denominated in U.S. dollars or  in foreign currencies. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 50% of the Fund’s net assets.  The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. The average portfolio duration of the Fund is expected to vary and may range from relatively short (i.e., less than two years) to relatively long (i.e., more than ten years).  Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.  The Fund may invest in investments of any maturity.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.  This means that the longer the maturity of a security, the greater the effect a change is likely to have on its prices, which may result in greater market risk for the Fund. Some investments give the issuer the option to call, or redeem, these investments before their maturity date.  If an issuer “calls” its security or a debtor prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond’s issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities.  Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund’s investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%.  High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely affect performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

LAMPS Total Return Fund

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

Symbol: XXXXXX

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The table below shows net expenses of the Fund as 0%, reflecting the fact that Lord Abbett, the Fund’s investment adviser, or Lord Abbett’s affiliates are absorbing all expenses of operating the Fund, and do not charge any fees to the Fund.  Investors should be aware, however, that the Fund is an integral part of separately managed account or “wrap-fee” programs that are sponsored by investment advisers and broker-dealers unaffiliated with the Fund or Lord Abbett.  Participants in these programs (“Program Participants”) pay a “wrap” fee to the sponsor of the program (“Program Sponsor”), and Lord Abbett receives a fee from the Program Sponsor. Program Participants should read carefully the wrap-fee brochure provided by the Program Sponsor or investment adviser. The brochure is required to include information about the fees charged to Program Participants by the Program Sponsor and the fees paid by the Program Sponsor to Lord Abbett.  Investors pay no additional fees or expenses to purchase or redeem shares of the Fund.

Fee Table

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	None
Other Expenses (1)	0.XX	%
Total Operating Expenses	0.XX	%
Expense Reimbursement (2)	(0.XX	)%
Net Expenses (2)	0.00%

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(1) The amount under “Other Expenses” reflects the approximate amount of operating expenses of the Fund that are paid for by Lord Abbett or its affiliates and are based on an estimated amount for the Fund’s initial fiscal year ending June 30, 2008.

(2) Lord Abbett has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds’ prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
LAMPS Total Return Fund	$0	$0

Your expenses would be the same if you did not redeem your shares.

Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, and Program Sponsors.

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

Adjusting Investment Exposure. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund’s investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Foreign Securities. The Fund may invest in foreign securities. Foreign securities may pose greater risk than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts and options thereon as a substitute for taking a position in an underlying asset, to increase returns, for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market (“OTC”). The Fund is not registered as, nor is it subject to registration or regulation as, a commodity pool operator under the Commodity Exchange Act.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Mortgage-Related and Other Asset-Backed Securities. The Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities

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(“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The value of these securities is extremely sensitive to changes in prevailing interest rates.  Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Swap and Similar Transactions. The Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.  It is not currently expected that these transactions will be a principal strategy of the Fund.

Temporary Defensive Investments. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers’ acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Information on Portfolio Holdings. The Fund’s Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission (“SEC”), contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; “fact sheets” or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the Fund’s holdings tab or request a copy at no charge by calling Lord Abbett at 800-821-5129.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macro economic, geo-political, market sector, industry, issuer-specific, or other developments.  The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett.  Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions.  These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see “Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings” in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval will be available in the Fund’s Annual Report to Shareholders for each fiscal year ending June 30.

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Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with assets under management of approximately $[XX] billion in [X] mutual fund portfolios and other advisory accounts as of [date], 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund’s investments. The Statement of Additional Information contains additional information about the managers’ compensation, other accounts they manage and their ownership of the Fund’s shares.

Robert A. Lee, Partner and Director of Taxable Fixed Income Management, heads the team for the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Lee joined Lord Abbett in 1997 and has been the head of the team since the Fund’s inception in 2007. The other senior team member is Andrew O’Brien.  Mr. O’Brien joined Lord Abbett in 1998.

Management Fee. Lord Abbett does not charge the Fund any fees for managing the Fund.  Investors should be aware, however, that the Fund is an integral part of separately managed account or “wrap-fee” programs that are sponsored by investment advisers and broker-dealers unaffiliated with the Fund or Lord Abbett.  Program Participants pay a “wrap” fee to the Program Sponsor, and Lord Abbett receives a fee from the Program Sponsor. Program Participants should read carefully the wrap-fee brochure provided by the Program Sponsor or investment adviser. The brochure is required to include information about the fees charged to Program Participants by the Program Sponsor and the fees paid by the Program Sponsor to Lord Abbett.  Investors pay no additional fees or expenses to purchase shares of the Fund.

Your Investment

ELIGIBLE INVESTORS AND OPENING AN ACCOUNT

Shares of the Fund may be purchased and held only by or on behalf of Program Participants who have selected Lord Abbett to provide investment advisory services for their accounts under an investment management agreement with Lord Abbett and/or a Program Sponsor.  A client agreement to open an account typically may be obtained by contacting the Program Sponsor. When Lord Abbett’s management of a Program Participant’s account terminates for any reason, such termination may result in the automatic redemption of shares of the Fund held by or on behalf of the investor.  See “Involuntary Redemptions.”

PURCHASES

In most cases, purchase orders are made based on recommendations from Lord Abbett, which has been selected to provide investment advisory services to the applicable separately managed account, to the broker-dealer that executes trades for the account.  The broker-dealer acting on behalf of a Program Participant must submit a purchase order to the Fund’s transfer agent, DST Systems, Inc., either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation – Fund/SERV).  The broker-dealer submitting an initial or subsequent order to purchase Fund shares must arrange to have federal funds wired to the transfer agent.  Wiring instructions may be obtained by calling [ ].

The price that is paid is equal to the net asset value (“NAV”) of the shares next determined after the broker-dealer receives the order in proper form, without any front-end sales charges or fees.  See “Other Information For Fund Investors – Pricing of Shares.”

We reserve the right to suspend the offering of Fund shares or to modify, restrict or reject any purchase order if the Fund or Lord Abbett Distributor LLC determines that it is in the best interests of the Fund and its shareholders. The Fund or the Distributor may do so in consultation with the Program Sponsor.  All purchase orders are subject to our acceptance.

Lord Abbett Distributor LLC (“Lord Abbett Distributor” or the “Distributor”) acts as the principal underwriter for the Fund. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

How Much Must You Invest? The Fund does not impose a minimum or maximum investment for initial or subsequent purchases of shares.  The Fund may establish, modify or waive any minimum initial or subsequent investment requirements for any shareholder.

Transfers. If an investor terminates his or her agreement with Lord Abbett or a Program Sponsor, but continues to retain Lord Abbett to manage his or her account under a new investment management agreement with Lord Abbett or with a new Program Sponsor offering the Fund, the investor may be able to continue his or her investment in the Fund and make new purchases of the Fund.  However, if an investor terminates his or her agreement with Lord Abbett or a Program Sponsor, but does not continue to retain Lord Abbett to manage his or her account under a new investment management agreement, the investor will not be allowed to make new purchases of the Fund and may be required to redeem his or her shares of the Fund.

REDEMPTIONS

In most cases, redemption orders are made based on recommendations from Lord Abbett, which has been selected to provide investment advisory services to the applicable separately managed account, to the broker-dealer that executes trades for the account.

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The broker-dealer acting on behalf of a Program Participant must submit a redemption order to the Fund’s transfer agent, DST Systems, Inc., either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation – Fund/SERV).

Redemptions of Fund shares are executed at the NAV next determined after the broker-dealer receives the order in proper form, without any contingent deferred sales charges or fees. See “Other Information For Fund Investors – Pricing of Shares.”  Redemption proceeds usually will be wired to the Program Sponsor or investment adviser managing your account within one business day after the redemption request is received, but may take up to three business days.  Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund may receive their redemption proceeds by check.  See “Eligible Investors and Opening An Account” above.

Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Involuntary Redemptions. When a shareholder ceases to be an eligible investor or Lord Abbett’s management of a Program Participant’s account terminates for any reason, such termination may result in the automatic redemption of shares of the Fund held by or on behalf of the investor.  The liquidation of the shares will have tax consequences for the investor.  Investors should carefully consider the potential impact of such liquidations and restrictions before selecting a separately managed account strategy that contemplates investment in the Fund.  By purchasing shares of the Fund, each investor agrees to any such redemption on termination of Lord Abbett’s management of the account.  Best efforts will be made to provide the Program Participant or Program Sponsor with advance notice of any such redemption.

The Board also may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Redemptions in Kind. The Fund has the right to pay redemption proceeds in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general.  Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay you dividends from its net investment income monthly and to distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For U.S. federal income tax purposes, the Fund’s distributions are taxable to shareholders, other than certain tax-exempt shareholders, regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income.  Since the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” distributions from the Fund’s net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income.  Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares.

Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you.  As stated above under the heading “Fees and Expenses,” Lord Abbett does not receive a fee from the Fund for providing investment advisory services to the Fund, but Lord Abbett will receive a fee from investment advisers and broker-dealers unaffiliated with Lord Abbett who sponsor or are otherwise associated with the wrap programs that invest in the Fund.  The Fund is taking the position that the fee arrangement will not prevent the dividends paid by the Fund from qualifying for the dividend-paid deduction under section 561 of the Internal Revenue Code.  Investors should be aware that there is no authority on point, and that the Internal Revenue Service (“IRS”) may adopt a contrary position.  The Fund understands that IRS officials have informally expressed a view inconsistent with the Fund’s position and the IRS could therefore challenge the Fund’s position.  If this fee arrangement caused the dividends paid by the Fund to not qualify for the dividends-paid deduction because they were considered to be preferential

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dividends within the meaning of section 562(c) of the Internal Revenue Code, the Fund would fail to qualify for favorable tax treatment as a regulated investment company with the result that the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

You must provide your social security number or other taxpayer identification number to the Fund along with certifications required by the IRS when you open an account.  If you do not or it is otherwise legally required to do so, the Fund will withhold 28% “backup withholding” tax from your distributions, sale proceeds and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

OTHER INFORMATION FOR FUND INVESTORS

Payments to Program Sponsors.  Lord Abbett may pay Program Sponsors fees in exchange for the Program Sponsor’s continuing due diligence, analysis, office access, training, operations and systems support and marketing assistance.  These fees may be deducted from management fees remitted to Lord Abbett or billed separately.  In lieu of making such payments, Lord Abbett may agree to pay Program Sponsors a lump sum payment and/or payment(s) related to specific events such as sponsorship of conferences or seminars or informational meetings or payment for attendance by persons associated with the Program Sponsors at conferences, seminars or informational meetings.  The level of such payments made to Program Sponsors will vary from time to time.  In some cases, these payments may be based on assets in the separately managed accounts or new assets added to those accounts, and may or may not be documented in agreements between Lord Abbett and the Program Sponsor.

A number of factors will be considered in determining the amount of these payments to Program Sponsors.  On some occasions, such payments may be conditioned upon the quality of the Program Sponsor’s relationship with Lord Abbett and its affiliates.  If Program Sponsors and financial advisers receive payments or other incentives in differing amounts, they may have financial incentives for recommending a particular investment adviser or investment medium for separately managed accounts.  You should consult your financial adviser and review carefully any disclosure by your Program Sponsor as to compensation received by the Program Sponsor and your financial adviser.

Excessive Trading and Market Timing. The Fund has not adopted policies and procedures that are designed to prevent or stop excessive, short-term or market timing trading practices ("frequent trading"). Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of Lord Abbett, in individual securities and other investments, Fund shares may be purchased or redeemed frequently for rebalancing purposes or to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size.  The Fund is managed in a manner that is consistent with its role in separately managed accounts.  Because all purchase and redemption orders are initiated by Lord Abbett, Program Participants are not in a position to effect purchase and redemption orders and are, therefore unable to directly trade in Fund shares, except by opening, closing, adding to, or withdrawing from, a separately managed account. Consequently, the Fund generally is not subject to market timing.  To the extent that there is frequent trading, however, it may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in managing its investments because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce the Fund's investment return.

In light of these factors, we reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading.

Procedures Required by the USA PATRIOT Act.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, you will be required to provide your name, address, date of birth, Social Security Number or similar number, and other information that will allow the Fund to identify you. Similar information will be required in the case of persons who will be signing on behalf of a legal entity that will own the account. Copies of documents also may be required. If the Fund is unable to obtain the required information within a short period of time after the Program Sponsor tries to open an account, the Fund will not be able to open the account. Your monies will not be invested until the Fund has all required information. You also should know that the Fund may verify your identity through the use of a database maintained by a third party or through other means. If the Fund is unable to verify your identity, the Fund may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Pricing of Shares. NAV per share for the Fund is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the broker-dealer receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next day’s NAV.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices.

9

Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. A Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

LAMPS Total Return Fund

To Obtain Information:

You should consult your Program Sponsor for additional information about the Fund and any additional services that may be offered through your program.

By telephone. For shareholder account inquiries call the Fund at: 800-821-5129. For literature requests call the Fund at: 800-874-3733.

By mail. Write to the Fund at The Lord Abbett Family of Funds
90 Hudson Street Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded directly from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

** GRAPHIC **

Lord Abbett Mutual Fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC

90 Hudson Street Jersey City, New Jersey 07302-3973

Additional Information

More information on the Fund is available free on request, including the following:

Annual/Semiannual Report

When available, the Fund’s Annual and Semiannual Reports contain more information about the Fund’s investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. Following their issuance, the Reports are available free of charge and through other means, as indicated on the left.

10

Statement of Additional Information (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Managed Portfolio Solutions Trust

LAMPS Total Return Fund

XXXXXXX
(X/XX)

SEC File Number: 811-XXXXXX

11

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED AUGUST 24, 2007

LORD ABBETT

Statement of Additional Information	, 2007

LORD ABBETT MANAGED PORTFOLIO SOLUTIONS TRUST
LAMPS TOTAL RETURN FUND

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Managed Portfolio Solutions Trust – LAMPS Total Return Fund dated                          , 2007.  Certain capitalized terms used throughout this SAI are defined in the Prospectus.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129.  Following their issuance, the Annual and Semiannual Reports to Shareholders will contain additional information and will be available without charge, upon request by calling 800-874-3733.  In addition, you can make inquiries through your dealer or separately managed account program’s sponsor.

1.

Fund History

Lord Abbett Managed Portfolio Solutions Trust (the “Trust” or “LAMPS”) was organized as a Delaware Statutory Trust on August 22, 2007, with an unlimited number of shares of beneficial interest authorized.  The Trust has one series, the LAMPS Total Return Fund (the “Fund”), which is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”).

2.

Investment  Policies

Fundamental Investment Restrictions.  The Fund’s investment objective in the Prospectus cannot be changed  without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).

The Fund may not:

(1)          borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          [TO BE UPDATED] [make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

- OR -

make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;]

(5)          buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets buy securities of one issuer representing more than 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(7)          invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

(8)          issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Fund must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to the Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that can be changed by the Board of Trustees (“Board”) without shareholder approval.

The Fund may not:

(1)                      make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                      invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”)  determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)                      invest in securities issued by other investment companies except to the extent permitted by applicable law;

(4)                      invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)                      invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)                      write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

(7)                      buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than the Trust’s shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate.  The Fund has not completed its first fiscal year as of the date hereof.

Additional Information on Portfolio Risks, Investments, and Techniques. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

Borrowing Money. The Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss.  The Fund generally invests in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities.  The Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Foreign Currency Options.  The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Fund may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs.  Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that they had purchased in order to realize any profit.

Forward Foreign Currency Exchange Transactions.  The Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

The Fund may enter into forward contracts with respect to specific transactions.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Securities.  The Fund may invest in foreign securities in accordance with its investment objective and policies.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when the Fund does not sell shares.  As a result, the value of the Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

Futures Contracts and Options on Futures Contracts.  The Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                  While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

•                  Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

•                  The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                  Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value.

•                  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

•                  Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•                  The counterparty to an over-the-counter (“OTC”) contract may fail to perform its obligations under the contract.

High-Yield or Lower-Rated Debt Securities.  The Fund may invest substantially in high-yield debt securities.  High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                  tend to be less sensitive to interest rate changes; and

•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  The Fund does not have any minimum rating criteria applicable to the fixed income securities in which it invests.

Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A  (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act.  These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund  may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index.  An example of this type of security is the iShares Lehman Aggregate Bond Fund.

Listed Options on Securities.  The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies.  A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date.  A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium).  The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security.   This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions.

The purchase and writing of options is a highly specialized activity that involves special investment risks.  The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity).  If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase the Fund’s transaction costs.

Mortgage-Related and Other Asset-Backed Securities. In accordance with its investment objective and policies, the Fund may invest in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-through Securities.   Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits  (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage backed securities that the Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).   SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities (unrelated to mortgage loans).  Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  In accordance with its investment objectives and policies, the Fund may invest in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to the Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of the Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce the Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Repurchase Agreements.  The Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises, (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them.   Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).  This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  The Fund will attempt to minimize this risk by managing its duration.

Securities Lending.  The Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of the Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received.  Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

Swap and Similar Transactions.  The Fund may enter into swap transactions for hedging or for investment purposes.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices.  The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, the Fund may also be required to pay an amount equal to that decline in value to its counterparty.  The Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but they would be obligated to pay their counterparty an amount equal to any appreciation.

The Fund may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.  However, the Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide.  Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Fund.

Short Sales.  The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.

Structured Securities.  The Fund may invest in structured securities.  Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  These securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  The Fund could lose more than the principal amount invested.

Temporary Defensive Investments.  As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

•                  U.S. Government Securities.

•                  Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•                  Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•                  Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•                  Repurchase agreements.

U.S. Government Securities.  The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  The Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed income when-issued securities.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings.  The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand.  Except as noted below, the Fund does not provide its portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

(1)   The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (e.g., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund one day following each calendar period-end.  The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

(2)   The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

(3)   The Fund may provide its portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes.  In addition and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Fund’s policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund’s portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third-party recipient of portfolio-related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Fund that have investment objectives and requirements that may be substantially similar to the Fund’s.  Such clients also may have portfolios consisting of holdings substantially similar to the Fund’s holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund’s Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Fund

The Board of Trustees is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  The Board also approves an investment adviser to the Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Trustee  holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fifteen Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee and Chairman since inception in 2007	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since inception in 2007	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the 15 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since inception in 2007

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since inception in 2007	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since inception in 2007	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since inception in 2007

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).

Currently serves as director of WellPoint, Inc.; Resources Connection Inc. and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since inception in 2007

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since inception in 2007	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since inception in 2007	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Officers

None of the officers listed below have received compensation from the Trust.  All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 2007	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2007	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2007	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 2007	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2007	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 1997.

Robert A. Lee (1969)	Vice President	Elected in 2007	Partner and Investment Manager, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 2007	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Walter H. Prahl (1958)	Vice President	Elected in 2007	Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2007	Assistant General Counsel, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2007	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Trustees who are not “interested persons” of the Fund.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken.  The Audit Committee meets quarterly.

The Proxy Committee is composed of at least two Trustees who are not “interested persons” of the Fund, and also may include one or more Trustees who are partners or employees of Lord Abbett.  The current members of the Proxy Committee are three Independent Trustees: Messrs. Bush and Neff, and Ms. Hill.  The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

The Nominating and Governance Committee is composed of all the Trustees who are not “interested persons” of the Fund.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director.  A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Trustees who are not “interested persons” of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Fund and of all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation that will be accrued by the Fund for Independent Trustees.  Lord Abbett has agreed to reimburse all expenses of the Fund, including these expenses.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received or will receive any compensation from the funds for acting as a director/trustee or officer.

Name of Trustee	For the Fiscal Year Ended June 30, 2008 Aggregate Compensation that will Be Accrued by the Fund(1)	For the Fiscal Year Ended June 30, 2008 Total Compensation that will be Paid by the Fund and Fourteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$ [ESTIMATE]	$ 201,877
William H.T. Bush	$ [ESTIMATE]	$ 187,877
Robert B. Calhoun, Jr.	$ [ESTIMATE]	$ 209,877
Julie A. Hill	$ [ESTIMATE]	$ 191,877
Franklin W. Hobbs	$ [ESTIMATE]	$ 191,877
Thomas J. Neff	$ [ESTIMATE]	$ 185,877
James L.L. Tullis	$ [ESTIMATE]	$ 152,748

(1)         The Fund is newly organized and has not completed its first fiscal year as of the date hereof.  The amounts shown are estimated based on existing agreements and understandings. Independent Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the funds for later distribution to the Trustees.  In addition, $25,000 of each Trustee’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

(2)         The third column shows aggregate compensation, including the types of compensation described in the second column, that will be accrued by all Lord Abbett-sponsored funds during the fiscal year ended June 30, 2008, including fees directors/trustees have chosen to defer (other than LAMPS).  The amounts shown are estimated based on existing agreements and understandings.

The following table provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Fund and directors/trustees in other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Robert S. Dow	$ 0	Over $100,000
Daria L. Foster	$ 0	Over $100,000
E. Thayer Bigelow	$ 0	Over $100,000
William H. T. Bush	$ 0	Over $100,000
Robert B. Calhoun, Jr.	$ 0	Over $100,000
Julie A. Hill	$ 0	Over $100,000
Franklin W. Hobbs	$ 0	Over $100,000
Thomas J. Neff	$ 0	Over $100,000
James L.L. Tullis	$ 0	$50,001 - $100,000

* The Fund is newly organized and has not completed its first fiscal year as of the date hereof.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2)  profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to Lord Abbett-sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose.  A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing will be available on the SEC’s website at www.sec.gov.  The Fund also will make this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.

Control Persons and Principal Holders of Securities

Because the Trust is newly organized, the only outstanding holder of its shares is Lord Abbett. Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. Lord Abbett’s ownership is expected to decrease over time when the Trust’s shares are offered publicly.

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Fund’s investment adviser.  The following partners of Lord Abbett are also officers of the Fund:  Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, Robert A. Lee, A. Edward Oberhaus, III, and Walter H. Prahl.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett, and officers and Trustees of the Trust.  The other partners of Lord Abbett are: Robert Ball, Bruce Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati, Robert P. Fetch, Daniel H. Frascarelli, Kenneth Fuller,  Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard  Heffernan, Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent McBride, Paul McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Harold Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, Lord Abbett does not charge the Fund any fees for managing the Fund.  Investors should be aware, however, that the Fund is an integral part of separately managed account or “wrap-fee” programs that are sponsored by investment advisers and broker-dealers unaffiliated with the Fund or Lord Abbett.  Participants in these programs pay a “wrap” fee to the sponsor of the program (“Program Sponsor”) and Lord Abbett receives a fee from the Program Sponsor. Program participants should read carefully the wrap-fee brochure provided by the Program Sponsor or investment adviser.  The brochure is required to include information about the fees charged to participants by the Program Sponsor and the fees paid by the Program Sponsor to Lord Abbett.  Investors pay no additional fees or expenses to purchase shares of the Fund.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Fund.

Robert A. Lee heads the team of the Fund, and the other senior member is Andrew O’Brien. Mr. Lee is primarily responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of [DATE TO BE UPDATED]:  (1) the number of other accounts managed by the investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in wrap-fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
LAMPS Total Return Fund	Robert A. Lee	[TO BE UPDATED]	[TO BE UPDATED]	[TO BE UPDATED]

+ Total assets are in millions.

Conflicts of interest may arise in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Manager

The following table indicates for the Fund the dollar range of shares beneficially owned by the investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund, as of [DATE TO BE UPDATED]. This table includes the value of shares beneficially owned by such investment manager through 401(k) plans and certain other plans or accounts, if any.  The investment manager is not an investor in a separately managed account program eligible to invest in the Fund and will not own any shares of the Fund.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

LAMPS Total Return Fund	Robert A. Lee	X

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent  pursuant to a Transfer Agency Agreement for the Fund.

Independent Registered Public Accounting Firm

[TO BE UPDATED]

6.

Brokerage Allocations and Other Practices

It is Lord Abbett’s and the Fund’s policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Fund select broker-dealers on the basis of their professional capability to execute the Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Fund’s portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Fund, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The Fund is newly organized and has not paid any brokerage commissions to broker-dealers.  The Fund’s portfolio transactions in fixed income securities occur primarily with issuers, underwriters or major dealers acting as principals.  These transactions are normally on a net basis, which does not involve paying commissions.  Purchases from underwriters of newly-issued securities for inclusion in the Fund’s portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund may pay premiums with respect to options and brokerage commissions with respect to transactions in equities, options, futures contracts, options on futures, and the purchase and sale of underlying securities upon the exercise of options.  The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

7.

Classes of Shares

The Fund offers investors a single class of shares.  All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. Rule 18f-2 exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter, and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act.  Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for-profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust.  The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts (including statutory trusts and business trusts), partnerships, limited partnerships, limited liability companies, limited liability partnerships, corporations, or other entities or associations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law or organize another entity in which the Trust will have an interest to take over some or all of the Trust’s property or carry on the Trust’s business.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust and if the shareholders have requested that the Trustees take such action and the Trustees failed or refused to do so for a period of 60 days.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

In addition to the procedures and requirements described in this Statement of Additional Information and in the prospectus, purchases and redemptions of Fund shares may be subject to additional restrictions or procedures imposed by your Program Sponsor. Please speak with your Program Sponsor for more information about any additional requirements.

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors – Pricing of Fund Shares.”

The Fund’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances we calculate the Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing the Fund’s total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes  the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows:  securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed-income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange.  If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

Purchases and Redemptions.  Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have selected Lord Abbett to provide investment advisory services for their accounts under an investment management agreement with Lord Abbett and/or a Program Sponsor. Participants in these programs pay a “wrap” fee to the Program Sponsor, and Lord Abbett receives a fee from the Program Sponsor. Program participants should read carefully the wrap-fee brochure provided by the Program Sponsor or investment adviser. The brochure is required to include information about the fees charged to participants by the Program Sponsor and the fees paid by the Program Sponsor to Lord Abbett.  Investors pay no additional fees or expenses to purchase or redeem shares of the Fund, and the Fund does not have a sales charge (load) or Rule 12b-1 fees.

A client agreement to open an account typically may be obtained by contacting the Program Sponsor.  In most cases, purchase and redemption orders are made based on instructions from your Program Sponsor.

We reserve the right to modify, restrict or reject any purchase order if the Fund or Lord Abbett Distributor determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  Purchases and redemptions of Fund shares may be subject to additional restrictions or procedures imposed by your Program Sponsor.  For more information on such requirements, please consult your Program Sponsor.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission (“SEC”), by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Fund

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  If it qualifies for such favorable tax treatment as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  As stated above under the heading “Investment Adviser,” Lord Abbett does not receive a fee from the Fund for providing investment advisory services to the Fund, but Lord Abbett will receive a fee from investment advisers and broker-dealers unaffiliated with Lord Abbett who sponsor the wrap programs that invest  in the Fund.   The Fund has taken the position that the fee arrangement will not prevent the dividends paid by the Fund from qualifying for the dividend-paid deduction under section 561 of the Code.  Investors should be aware that there is no authority on point, and that the Internal Revenue Service (“IRS”) may adopt a contrary position.  The Fund understands that IRS officials have informally expressed a view inconsistent with the Fund’s position and the IRS could therefore challenge the Fund’s position.  If this fee arrangement caused the dividends paid by the Fund to not qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of section 562(c) of the Code, the Fund would fail to qualify for favorable tax treatment as a regulated investment company.  If in any taxable year the Fund does not qualify for such favorable tax treatment, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming the Fund does qualify for such favorable tax treatment, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income.  Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Fund’s net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income.

Dividends paid by the Fund from its net realized long-term capital gains that are designated by the Fund as “capital gains dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as capital gain dividends.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the calendar year in which it is declared.  The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire in the Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities.  Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund generally does not expect that the Fund’s dividends will qualify for any dividend-received deduction that might otherwise be available to corporate shareholders.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if the Fund does not have your social security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your social security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of the Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  The Fund may invest some or all of its assets in such federal obligations.  The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences for shareholders who are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts) who are subject to U.S. federal income tax and who hold their shares as capital assets.  The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.  The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

11.

Financial Statements

The Statement of Net Assets at [DATE] is attached hereto.

LAMPS TOTAL RETURN FUND

STATEMENT OF NET ASSETS

[DATE]

ASSETS:
Cash	$100,000
Prepaid offering costs (3)	XXXX
Total Assets	$ XXXXXX

LIABILITIES:
Liabilities and accrued expenses	XXXXX

NET ASSETS:	$100,000

NET ASSETS CONSIST OF:
Shares of beneficial interest, [$0.00] par value, 100,000,000 shares authorized	$0.00
Paid-in Capital in excess of par	100,000

NET ASSETS:	$100,000

Notes to Financial Statements

(1)  Lord Abbett Managed Portfolio Solutions Trust (the “Trust”) - LAMPS Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on August 22, 2007, and is a diversified open-end management investment company, registered under the Investment Company Act of 1940. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of shares to Lord Abbett.

(2)  The Fund has entered into an investment advisory agreement with Lord Abbett and a distribution agreement with Lord Abbett Distributor LLC (the “Distributor”). (See “Investment Advisory and Other Services” and “Underwriter” in the Statement of Additional Information.)

(3)  Prepaid offering costs consist of legal fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. The Investment Adviser has agreed to bear all the costs of organizing the Fund, estimated to be $XXXXXX.

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Arnerich Massena & Associates, Inc.	Monthly	Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
BilkeyKatz Investment Consultants	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates		Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments International	Monthly	Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
ING	Monthly	Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Irish Life International Multi-Managers Ltd.	Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Monthly	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
Planco		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Prime, Buchholz & Associates, Inc.	Monthly	Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Monthly
RBC Dain Rauscher		Monthly
Reuters, Ltd.	Monthly	Monthly
Robert W. Baird, Inc.	Monthly	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Monthly	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Monthly	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Wainwright Investment Counsel	Monthly
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wurts & Associates	Monthly	Monthly
Wyatt Investment Consulting, Inc.		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Yanni Partners		Monthly

  *      The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**     The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

APPENDIX B

April 26, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations.”  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.  These actions include:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We also will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)             Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)             Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)             Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)             “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

APPENDIX C

Corporate Bond Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR

Withdrawn

Note:  Moody’s applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LORD ABBETT MANAGED PORTFOLIO SOLUTIONS TRUST

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)  Declaration and Agreement of Trust. Filed herewith.

(b)  By-Laws. Filed herewith.

(c)  Instruments Defining Rights of Security Holders. Not applicable.

(d)  Management Agreement. To be filed.

(e)  Distribution Agreement. To be filed.

(f)  Bonus or Profit Sharing Contracts. Not applicable.

(g)  Custodian Agreements. To be filed.

(h)  Other Material Contracts. To be filed.

(i)  Legal Opinion. To be filed.

(j)  Other Opinion. To be filed.

(k)  Omitted Financial Statements. Not applicable.

(l)  Initial Capital Agreements. To be filed.

(m)  Rule 12b-1 Plans. Not applicable.

(n)  Rule 18f-3 Plan. Not applicable.

(o)  Reserved.

(p)  Code of Ethics. To be filed.

Item 24.                               Persons Controlled by or Under Common Control with the Fund

None.

Item 25.                               Indemnification

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.  No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual).  In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3.  The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.  The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers.  The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.                               Business and Other Connections of the Investment Adviser

(a)                      Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)                                                         Partners

The following are partners of Lord, Abbett & Co. LLC:  Robert Ball, Bruce Bartlett, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Robert Dow, Milton Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth G. Fuller,  Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Jr., Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde, and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27.                               Principal Underwriters

(a)                      Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)                     Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC.  The principal officers of Lord Abbett Distributor LLC are:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address *	Lord Abbett Distributor LLC	with Registrant

Robert S. Dow	Chief Executive Officer	Chairman and President
Lawrence H. Kaplan	General Counsel	Vice President & Assistant Secretary

Marion Zapolin	Chief Financial Officer	Not applicable
John K. Forst	Deputy General Counsel	Vice President & Assistant Secretary

James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*                 Each Officer has a principal business address of:

90 Hudson Street, Jersey City, New Jersey  07302

(c) Not applicable.

Item 28.                               Location of Accounts and Records

The Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.                               Management Services

None.

Item 30.                               Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereon duly authorized, in the City of Jersey City, and State of New Jersey on the 24th day of August, 2007.

LORD ABBETT MANAGED PORTFOLIO SOLUTIONS TRUST

BY:	/s/ Lawrence H. Kaplan
Lawrence H. Kaplan Trustee

BY:	/s/ Christina T. Simmons
Christina T. Simmons
Trustee